                                                                   EXHIBIT 3.11

                      CERTIFICATE OF LIMITED PARTNERSHIP OF

                     JONES ROAD LANDFILL AND RECYCLING, LTD.

                          A FLORIDA LIMITED PARTNERSHIP

      The undersigned General Partner, desiring to form a limited partnership pursuant to the Florida Revised Uniform Limited Partnership Act (1986), hereby certify the following.

      1. The name of the limited partnership is JONES ROAD LANDFILL AND RECYCLING, LTD. ("Partnership").

      2. The address of the office of the Partnership is 6622 Southpoint Drive South, Suite 310, Jacksonville, Fla. 32216.

      3. The name and address of the agent for service of process on the Partnership is JONES ROAD LANDFILL AND RECYCLING, INC., a Florida corporation.

      4.    The name and business address of the General Partner is as follows:

                  JONES ROAD LANDFILL AND RECYCLING, INC.
                  6622 Southpoint Drive South
                  Suite 310
                  Jacksonville, Fla. 32216

      5. The name and business addresses of the limited partners are as follows:

                  ENVIRONMENTAL CAPITAL HOLDINGS, INC.
                  6622 Southpoint Drive South
                  Suite 310
                  Jacksonville, Fla. 32216

                  PETER HAAN
                  6622 Southpoint Drive South
                  Suite 310
                  Jacksonville, Fla. 32216

      6. The U.S. mailing address of the Partnership is 6622 Southpoint Drive South, Suite 310, Jacksonville, Fla. 32216.

      7. The latest date upon which the Partnership shall dissolve is December 31, 2029.

      8. The effective date of this Certificate of Limited Partnership shall be upon filing with the Secretary of State's office.

        The execution of this Certificate of Limited Partnership by the undersigned General Partner constitutes an affirmation under the penalties of perjury that the facts stated herein are true.

        IN WITNESS WHEREOF, this Certificate of Limited Partnership has been executed by the General Partner of JONES ROAD LANDFILL AND RECYCLING, LTD., this 29th day of September, 1989.

                                                GENERAL PARTNER

                                                JONES ROAD LANDFILL AND
                                                   RECYCLING, INC.

                                                By: /s/ Everett O. Harwell
                                                    -------------------------
                                                    Everett O. Harwell, Jr.
                                                           President

                       AFFIDAVIT OF CAPITAL CONTRIBUTIONS

      1. The name of the partnership is JONES ROAD LANDFILL AND RECYCLING, LTD., a Florida limited partnership (the "Partnership").

      2. The amount of capital contribution of the Limited Partners of the Partnership is $301,000,00, with $300,000 being contributed by PETER HAAN as a Special Limited Partner and $1,000 being contributed for ENVIRONMENTAL CAPITAL HOLDINGS, INC., as a Regular Limited Partner. No further amounts are anticipated to be contributed by the Limited Partners.

      FURTHER AFFIANT SAYETH NOT.

                                                 General Partner:

                                                 JONES ROAD LANDFILL AND
                                                   RECYCLING, INC.

                                                 By: /s/Everett O. Harwell
                                                 -------------------------------
                                                     Everett O. Harwell, Jr.
                                                            President

DATE: September 29, 1989

STATE OF FLORIDA )
                 )SS:
COUNTY OF DUVAL  )

            BEFORE ME, the undersigned officer, a Notary Public authorized to administer oaths and to take acknowledgements in and for the State and County set forth above personally appeared Everett O. Harwell, Jr., President of JONES ROAD LANDFILL AND RECYCLING, INC., a Florida corporation, known by me to be the person who executed the foregoing Affidavit of Capital Contributions, and such person acknowledged to me and before me that he executed this Affidavit as an officer of the General Partner of said Partnership.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, in the State and County aforesaid, this 29th day of September, 1989.

                                                /s/
                                                --------------------------------
                                                         NOTARY PUBLIC
                                                   State of Florida at Large
My Commission Expires: Dec. 20, 1991

                              AMENDED AND RESTATED
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                     JONES ROAD LANDFILL AND RECYCLING, LTD.

      The Certificate of Limited Partnership of Jones Road Landfill and Recycling, Ltd., a Florida limited partnership ("Partnership"), filed with the Department of State on October 11, 1989, is hereby amended and restated in its entirety as follows:

      1. The name of the limited partnership ("Partnership") is Jones Road Landfill and Recycling, Ltd.

      2. The address of the office in Florida at which will be kept the records of the Partnership required to be maintained by Section 620.106 of the Florida Revised Uniform Limited Partnership Act (1986) (the "Act") is:

                                     c/o Attwoods Environmental of Florida, Inc.
                                     3225 Aviation Avenue
                                     Coconut Grove, Florida 33133

      3. The name and address of the agent for service of process required to be maintained by Section 620.105(2) of the Act is:

                                           C T Corporation System
                                           8751 West Broward Boulevard
                                           Plantation, Florida 33324

      4. The name and business address of the sole General Partner of the Partnership is as follows:

      GENERAL PARTNER                       BUSINESS ADDRESS

      Jones Road Landfill                  c/o Attwoods Environmental of
      and Recycling, Inc.                  Florida, Inc.
                                           3225 Aviation Avenue
                                           Coconut Grove, Florida 33133

      5.    A mailing address for the Partnership is as follows:

                                     c/o Attwoods Environmental of Florida, Inc.
                                     3225 Aviation Avenue
                                     Coconut Grove, Florida 33133

      6. The latest date upon which the Partnership is to dissolve is December 31, 2029, unless otherwise continued in accordance with the terms of an Amendment to this Certificate of Limited Partnership.

      IN WITNESS WHEREOF, the undersigned, being the sole general partner of the Partnership, has duly executed this Amended and Restated Certificate of Limited Partnership of Jones Road Landfill and Recycling, Ltd., the 14th day of June, 1990 for filing in accordance with Section 620.109 of the Florida Revised Uniform Limited Partnership Act (1986).

                                     GENERAL PARTNER:

                                     JONES ROAD LANDFILL AND RECYCLING,
                                     INC., a Florida Corporation

                                     By: /s/ Joseph Ruiz
                                         ----------------------
                                         Joseph Ruiz, President

                 SUPPLEMENTAL AFFIDAVIT OF CAPITAL CONTRIBUTIONS
                        FOR A FLORIDA LIMITED PARTNERSHIP

The undersigned, constituting all of the general partners of Jones Road Landfill and Recycling, LTD., a Florida Limited Partnership, executed this supplemental affidavit filed pursuant to section 620.112, Florida Statutes.

The total amount of the capital contributions of the limited partners is $6,495,000.00.

This 13 day of May, 1991.

FURTHER AFFIANT SAYETH NOT.

Under penalties of perjury I declare that I have read the foregoing and that the facts are true, to the best of my knowledge and belief.

                                                     General Partner

                                        Jones Road Landfill & Recycling, Inc.

                                        By: /s/ Joseph Ruiz
                                            -----------------------------------
                                            Joseph Ruiz, President

BEFORE ME, this day personally appeared Joseph Ruiz who being sworn deposes and says that the statements contained in the foregoing
Supplemental Affidavit of Capital Contributions for a Florida Limited Partnership are true and correct.

SWORN TO AND SUBSCRIBED before me this 13th day of May 1991.

                        /s/
                        ------------------
                        Notary Public

                        NOTARY PUBLIC, STATE OF FLORIDA.
                        MY COMMISSION EXPIRES: Feb 13, 1995.
                        BONDED THRU NOTARY PUBLIC UNDERWRITERS

                        FEES $7 per $1000, based on the additional contributions Minimum $52.50 - Maximum $1750

                 SUPPLEMENTAL AFFIDAVIT OF CAPITAL CONTRIBUTIONS
                        FOR A FLORIDA LIMITED PARTNERSHIP

The undersigned, constituting all of the general partners of Jones Road Landfill and Recycling, Ltd., a Florida Limited Partnership, executed this supplemental affidavit filed pursuant to section 620.112, Florida Statutes.

The total amount of the capital contributions of the limited partners is $7,464,460.

This 11th day of January, 1994.

FURTHER AFFIANT SAYETH NOT.

Under penalties of perjury I declare that I have read the foregoing and that the facts are true, to the best of my knowledge and belief.

                                                    General Partner

                                         Jones Road Recycling and Landfill, Inc.

                                         /s/ Phillip C. Foreman
                                         -----------------------------------
                                         Phillip C. Foreman, President

                                        ____________________________________

                                        ____________________________________

                        FEES $7 per $1000, based on the additional contributions Minimum $52.50 - Maximum $1750

                            CERTIFICATE OF AMENDMENT
                                       TO
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF

                      Jones Road Landfill & Recycling, Ltd.

--------------------------------------------------------------------------------
          (Insert name currently on file with Florida Dept. of State)

Pursuant to the provisions of section 620.109, Florida Statutes, this Florida limited partnership, whose certificate was filed with the Florida Department of State on OCTOBER 11, 1989, adopts the following certificate of amendment to its certificate of limited partnership:

FIRST: Amendment(s): (indicate article number(s) being amended, added, or deleted)

Article number eight is amended to read as follows:

8.

Name of general partner: BFI Waste Systems of North America, Inc.

Specific Address: 757 N. Eldridge, Houston, Texas 77079

SECOND: This certificate of amendment shall be effective at the time of its filing with the Florida Department of State.

THIRD: Signature(s)
Signature of current general partner:

                       /s/
                       ---------------------------------

Signature(s) of new general partner(s), if applicable:

                       /s/
                       ---------------------------------

                       ---------------------------------

                       ---------------------------------

                          CERTIFICATE OF AMENDMENT
                                       TO
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF

                      Jones Road Landfill & Recycling, Ltd.
           ----------------------------------------------------------
           (Insert name currently on file with Florida Dept of State)

Pursuant to the provisions of section 620, 109, Florida Statutes, this Florida limited partnership, whose certificate was filed with the Florida Department of State on October 11, 1989, adopts the following certificate of amendment to its certificate of limited partnership, as amended:

FIRST: Amendment(s): (Indicate article number(s) being amended, added, or deleted)
Article number four is amended to read as follows:

The name and address of the sole General Partner of the partnership as follows:

                           Jacksonville Florida Landfill, Inc.
                           c/o Capital Environmental Resource, Inc.
                           1005 Skyview Drive, Suite 221
                           Berlington, Ontario Canada L7P 5B1

SECOND: This certificate of amendment shall be effective at the time of its filing with the Florida Department of State.

THIRD: Signature(s)
Signature of current general partner:

                           /s/
                           ---------------------------------------
                           BFI Waste Systems of North America, Inc.

Signature(s) of new general partner(s), If applicable:

                     /s/
                     ----------------------------------
                     Jacksonville Florida Landfill, Inc.